THIRD AMENDMENT TO AMENDED AND RESTATED
                            TERM LOAN AGREEMENT AMONG
                               FLEET NATIONAL BANK
                     (AS SUCCESSOR BY MERGER TO FLEET BANK),
                COLUMBUS MCKINNON CORPORATION, AS GUARANTOR, AND
          KAREN L. HOWARD, TIMOTHY R. HARVEY AND ROBERT L. MONTGOMERY,
               AS TRUSTEES UNDER THE COLUMBUS MCKINNON CORPORATION
                    EMPLOYEE STOCK OWNERSHIP TRUST AGREEMENT


                  This Third Amendment to Amended and Restated Term Loan Agreement, dated as of November __, 1998 (this "Third Amendment"), is entered into by and among FLEET NATIONAL BANK (AS SUCCESSOR BY MERGER TO FLEET BANK), a bank having its principal office at 10 Fountain Plaza, Buffalo, New York 14202 ("Bank"), COLUMBUS MCKINNON CORPORATION, a New York corporation having its principal office at 140 Audubon Parkway, Amherst, New York 14228 ("Guarantor"), and Karen L. Howard, Timothy R. Harvey and Robert L. Montgomery, as Trustees under the Columbus McKinnon Corporation Employee Stock Ownership Trust Agreement (the "Trust Agreement"), effective on April 1, 1987 and amended as of November 1, 1988 (collectively, "Trustees").

                              W I T N E S S E T H:

                  WHEREAS:

                  A. Bank, Guarantor and Trustees are parties to that certain Amended and Restated Term Loan Agreement dated August 5, 1996, as amended by the First Amendment thereto, dated as of October 16, 1996, and the Second Amendment thereto, dated as of March 31, 1998 (as so amended and as hereafter amended, restated or otherwise modified, the "Restated Agreement");

                  B. Bank, Guarantor and Trustees wish to amend the Restated Agreement to extend the maturity of the ESOP Loan and make certain other changes, as and to the extent set forth in this Third Amendment and subject to the terms and conditions stated herein; it being understood that no additional money is being advanced in connection with this Third Amendment and that the note which evidences the ESOP Loan is being replaced by the ESOP Note (as hereinafter defined).

                  NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. DEFINITIONS. Except to the extent otherwise specified herein, capitalized terms used in this Third Amendment shall have the same meanings ascribed to them in the Restated Agreement.

                  2. AMENDMENTS. This Third Amendment shall be deemed to be an amendment to the Restated Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Third Amendment are hereby incorporated by reference into the Restated Agreement as if such terms and provisions were set forth in full therein.

                  2.1 Section 1.1 of the Restated Agreement is hereby amended by deleting the existing definition of "ESOP Note" in its entirety and replacing it with the following, in the appropriate alphabetical order:

                  "`ESOP NOTE' means the Replacement ESOP Term Note, dated of even date herewith, by Trustees to Bank (a copy of which is attached to this Third Amendment as Exhibit A) and all replacements, substitutions, modifications, extensions, renewals, consolidations and refinancings thereof.";

                  2.2 Section 1.1 of the Restated Agreement is further amended by deleting from the definition of the term "Trustees" the words "Ivan E. Shawvan,";

                  2.3 Section 5.1 of the Restated Agreement is hereby amended by deleting the text of existing Section 5.1 in its entirety and replacing it with the following:

                  "ENCUMBRANCES. Except for (i) the pledge of shares in favor of Bank pursuant to the Stock Pledge Security Agreement, (ii) the pledge of shares in favor of Marine pursuant to that certain pledge agreement dated October 27, 1994, executed and delivered by Guarantor to Marine, as amended through the date hereof and (iii) the pledge of shares in favor of Guarantor to secure loans made by Guarantor to the Trustees for the purpose of enabling the Trustees, on behalf of the Plan, to purchase such pledged shares (to the extent and only to the extent that such loans by Guarantor to the Trustees, on behalf of the Plan, and such pledge of shares are permitted under Section 5.02(f) and Section 5.02(r) of the Credit Agreement), the Trustees shall not mortgage, pledge or otherwise encumber or suffer to be encumbered any of their assets."

                  3.  REPRESENTATIONS AND WARRANTIES OF TRUSTEES AND GUARANTOR.

                  3.1 Trustees and Guarantor have full power, authority and legal right to enter into this Third Amendment, and to take all action required of them under this Third Amendment. Trustees hereby represent and warrant that the execution, delivery and performance by Trustees of this Third Amendment has been duly authorized by all necessary action, if any, and that this Third Amendment is a legal, valid and binding obligation of Trustees enforceable against Trustees in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or to general principles of equity.

                  3.2 Trustees and Guarantor each hereby represent and warrant that the execution, delivery and performance of this Third Amendment by Trustees and Guarantor, respectively, does not, and will not, contravene or conflict with any provision of (i) law or (ii) any judgment, decree or order, and does not, and will not, contravene or conflict with, or cause any lien to arise under, any provision of the Trust Agreement or any other agreement, instrument or other document binding upon or otherwise affecting Trustees, Guarantor, any property subject to the Trust Agreement or Plan, or any property of Guarantor.

                  3.3 All of the representations and warranties contained in the Restated Agreement, including, without limitation, those contained in Section 3 thereof, and each other agreement and document executed in connection therewith are true and correct on and as of the date hereof as though made on the date hereof, and no Event of Default exists under the Restated Agreement or will exist after or be triggered by the execution and delivery of this Third Amendment or any of the other agreements and documents contemplated hereby. In addition, Trustees hereby represent, warrant and affirm that the Financing Documents and each of the other agreements and documents executed in connection with or relating to the Restated Agreement remain in full force and effect.

                  4. CONDITIONS PRECEDENT TO AMENDMENTS. The effectiveness of this Third Amendment shall be subject to the fulfillment (to the satisfaction of Bank) of the following conditions precedent:

                  4.1 AMENDMENT DOCUMENTATION. Trustees shall have delivered to Bank all of the following, each duly executed, if required, and dated the date hereof, and each in form and substance satisfactory to Bank:

                  (a)  AMENDMENT.   Trustees,  Bank  and  Guarantor  shall  have
executed and delivered this Third Amendment.

                  (b) ESOP NOTE. Bank shall have received the ESOP Note, duly executed and delivered by Trustees and payable to the order of Bank.

                  (c) OTHER. Such other documents and such other actions as Bank may reasonably request.

                  4.2 NO DEFAULT. As of the closing date of this Third Amendment, no Event of Default shall have occurred or be continuing under the Restated Agreement.

                  4.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 3 hereof shall be true and correct on the closing date of this Third Amendment.

                  4.4 LEGAL MATTERS. All legal matters incident hereto shall be satisfactory to counsel to Bank.

                  5.       MISCELLANEOUS

                  5.1 Except as specifically amended by this Third Amendment, the Restated Agreement and each other agreement and document executed in connection therewith shall remain in full force and effect and is hereby ratified and confirmed.

                  5.2 The execution, delivery and effect of this Third Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Restated Agreement or any other agreement or document executed in connection therewith, except, upon the effectiveness of this Third Amendment, as specifically amended hereby, or (ii) prejudice any right, power or remedy which Bank now has or may have in the future under or in connection with the Restated Agreement or any other agreement or document executed in connection therewith. Upon the effectiveness of this Third Amendment, each reference in the Restated Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Restated Agreement as amended hereby, and each reference in any other agreement or document executed in connection with the Restated Agreement to the Restated Agreement or any word or words of similar import shall be and mean a reference to the Restated Agreement as amended hereby.

                  5.3 COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  5.4 COSTS AND EXPENSES. Guarantor and Trustees jointly and severally shall reimburse Bank promptly for all reasonable costs and expenses, including reasonable counsel fees, incurred by Bank in connection with this Third Amendment, any indebtedness created or evidenced hereunder and, in the case of Guarantor, any other Obligations; and for costs and expenses, including reasonable counsel fees, of Bank incident to the enforcement of any provision of this Third Amendment, the ESOP Note, any other Financing Documents and, in the case of Guarantor, any other Obligations.

                  5.5 GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                  5.6 HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

                  IN WITNESS WHEREOF, this Third Amendment to Amended and Restated Term Loan Agreement has been duly executed as of the date first written above.

                                              FLEET NATIONAL BANK (AS
                                              SUCCESSOR BY MERGER TO FLEET
                                              BANK)


                                              By: /s/ John G. Tierney
                                                  ---------------------------

                                              Title: Vice President
                                                     ------------------------


                                              COLUMBUS MCKINNON CORPORATION


                                              By: /s/ R. L. Montgomery
                                                  ---------------------------

                                              Title: Executive Vice President
                                                     ------------------------



                                              /s/ Karen L. Howard
                                              --------------------------
                                              KAREN L. HOWARD, as
                                              Trustee under the Columbus
                                              McKinnon Corporation Employee
                                              Stock Ownership Trust Agreement



                                              /s/ Timothy R. Harvey
                                              --------------------------
                                              TIMOTHY R. HARVEY, as
                                              Trustee under the Columbus
                                              McKinnon Corporation Employee
                                              Stock Ownership Trust Agreement



                                              /s/ Robert L. Montgomery
                                              --------------------------
                                              ROBERT L. MONTGOMERY, as
                                              Trustee under the Columbus
                                              McKinnon Corporation Employee
                                              Stock Ownership Trust Agreement